UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06621

Nuveen Premium Income Municipal Fund 2, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2012

Nuveen Premium Income Municipal Fund, Inc.
NPI

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

October

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	10

Common Share Dividend and Price Information	12

Performance Overviews	14

Shareholder Meeting Report	17

Report of Independent Registered Public Accounting Firm	18

Portfolios of Investments	19

Statement of Assets and Liabilities	66

Statement of Operations	67

Statement of Changes in Net Assets	68

Statement of Cash Flows	69

Financial Highlights	70

Notes to Financial Statements	76

Annual Investment Management Agreement Approval Process	86

Board Member & Officers	96

Reinvest Automatically, Easily and Conveniently	101

Glossary of Terms Used in this Report	103

Additional Fund Information	107

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Portfolio managers Paul Brennan and Chris Drahn discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these three national Funds. Paul has managed NPI and NPM since 2006 and Chris assumed portfolio management responsibility for NPT in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012, (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment from 7.9% in October 2012 was primarily

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 3.0% for the twelve months ended September 2012 (most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets as well as the impending “fiscal cliff,” the combination of tax increases and spending cuts scheduled to take effect beginning January 2013 and their potential impact on the economy.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends, and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve, and the curve flattened. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended October 31, 2012, municipal bond issuance nationwide totaled $379.6 billion, an increase of 18.6% over the issuance for the twelve-month period ended October 31, 2011. As previously discussed, the majority of this increase was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, (as evidenced in part by flows into mutual funds) and also from banks and crossover buyers such as hedge funds.

What key strategies were used to manage these Funds during the twelvemonth reporting period ended October 31, 2012?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this period, all three Funds found value in health care and broad based essential services bonds backed by taxes or other revenues. In NPT, we added dedicated tax bonds secured by governmental tax or fee revenues such as sales, excise or gas taxes.

6	Nuveen Investments

In general during this period, we emphasized bonds with longer maturities. This enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and also provided some protection for the Funds’ duration and yield curve positioning. In NPI and NPM, we also purchased lower rated bonds when we found attractive opportunities, as we believed these bonds continued to offer relative value. In NPT, our purchases were diversified across bonds with ratings ranging from AA to BBB, slightly increasing our weighting in the A category. Our opportunities in these areas were somewhat constrained by the structure of bonds typically issued as part of refinancing deals, which tend to be characterized by shorter maturities and higher credit quality.

We also took advantage of short-term opportunities created by the supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, causing spreads to widen temporarily. At times when supply was more plentiful, we were proactive in focusing on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. All three Funds also sold selected bonds with short call dates in advance of their call dates to take advantage of attractive purchase candidates as they became available in the market. Overall, selling was relatively limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2012, all three of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	7

How did the Funds perform during the twelve-month reporting period ended October 31, 2012?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/12

Fund	1-Year	5-Year	10-Year
NPI	16.41%	7.20%	6.45%
NPM	15.48%	7.68%	6.66%
NPT	17.96%	8.18%	6.85%
S&P Municipal Bond Index*	9.56%	5.83%	5.35%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average*	18.77%	7.73%	6.99%

For the twelve months ended October 31, 2012, the total returns on common share net asset value (NAV) for all three of these Nuveen Funds exceeded the return for the S&P Municipal Bond Index. For this same period, the Funds lagged the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance over this period. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major positive contributor to the performance of these Funds, with the net impact varying according to each Fund’s individual weightings along the yield curve. In particular, the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market during this period. This was especially true in NPT, which was overweight in zero coupon bonds.

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, these Funds benefited from their holdings of lower rated credits, especially NPT, which was overweight in bonds rated BBB and A. NPM, on the other hand, had the largest allocation of bonds rated AA and the smallest weighting of bonds rated BBB, which detracted from its performance.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the page Performance Overview for your Fund in this report.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation, education and water and sewer bonds. In general, all of these Funds had strong exposure to the health care (particularly NPT) and transportation sectors. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of October 31, 2012, all three Funds were slightly overweight in tobacco bonds, which benefited their performance as tobacco credits rallied.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2012, all three of these Funds were overweight in pre-refunded bonds, with NPI having the largest allocation. General obligation (GO) bonds and housing and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period. These Funds tended to have smaller weightings in GOs, which lessened the impact of these holdings.

Nuveen Investments	9

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2012, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

VMTP Shares

Fund	Series	VMTP Shares Issued at Liquidation Value
NPI	2014	$402,400,000

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NPM	$489,500,000
NPT	$262,200,000

Subsequent to the close of this reporting period, NPI successfully exchanged all of its outstanding 4,024 Series 2014 VMTP Shares for 4,024 Series 2015 VMTP Shares. Concurrent with this exchange, the Fund also issued an additional 46 Series 2015 VMTP Shares. Both of these transactions were completed in privately negotiated offerings.

The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares at a reduced cost and with a term redemption date of December 1, 2015. The proceeds from the additional VMTP Shares will be used to take advantage of opportunities in the current municipal market. Dividends on the VMTP Shares will be set weekly at a fixed spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA).

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on VMTP Shares and VRDP Shares.)

10	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	11

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

The monthly dividends of NPI and NPT remained stable throughout the twelve-month reporting period ended October 31, 2012, while the monthly dividend of NPM was reduced once during this period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of October 31, 2012, and since the inception of the Funds’ repurchase programs, NPM has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NPI and NPT have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NPM	422,900	0.6%

During the twelve-month reporting period, NPM did not repurchase any of its outstanding common shares.

12	Nuveen Investments

As of October 31, 2012 and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums and/or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	10/31/12 (+)Premium/(-)Discount	Twelve-Month Average (-)Discount
NPI	(+)0.84%	(-)1.40%
NPM	(-)2.69%	(-)2.37%
NPT	(-)0.21%	(-)1.04%

Nuveen Investments	13

NPI	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.56
Common Share Net Asset Value (NAV)	$15.43
Premium/(Discount) to NAV	0.84%
Market Yield	5.90%
Taxable-Equivalent Yield1	8.19%
Net Assets Applicable to Common Shares ($000)	$987,664

Leverage
Regulatory Leverage	28.95%
Effective Leverage	35.44%

Average Annual Total Returns (Inception 7/18/88)
	On Share Price	On NAV
1-Year	22.06%	16.41%
5-Year	9.90%	7.20%
10-Year	7.41%	6.45%

States3 (as a % of total investments)
California	15.7%
Texas	9.6%
New York	9.6%
Illinois	8.4%
Florida	5.8%
New Jersey	5.2%
Louisiana	3.2%
South Carolina	3.2%
Pennsylvania	3.1%
Michigan	3.0%
Massachusetts	3.0%
Minnesota	2.7%
Alabama	2.5%
Wisconsin	2.3%
Washington	1.8%
Oklahoma	1.7%
Other	19.2%

Portfolio Composition3 (as a % of total investments)
Health Care	18.2%
Tax Obligation/Limited	16.5%
U.S. Guaranteed	15.5%
Transportation	14.7%
Tax Obligation/General	11.5%
Water and Sewer	6.4%
Utilities	5.4%
Other	11.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

14	Nuveen Investments

NPM	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund 2, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.56
Common Share Net Asset Value (NAV)	$15.99
Premium/(Discount) to NAV	-2.69%
Market Yield	5.75%
Taxable-Equivalent Yield1	7.99%
Net Assets Applicable to Common Shares ($000)	$1,130,631

Leverage
Regulatory Leverage	30.21%
Effective Leverage	36.24%

Average Annual Total Returns (Inception 7/23/92)
	On Share Price	On NAV
1-Year	15.97%	15.48%
5-Year	9.89%	7.68%
10-Year	7.38%	6.66%

States3 (as a % of total investments)
Florida	20.3%
California	11.5%
Illinois	9.2%
New York	6.1%
Texas	5.8%
Nevada	4.1%
New Jersey	3.7%
Michigan	3.6%
Louisiana	3.4%
Washington	3.4%
Massachusetts	2.7%
South Carolina	2.3%
Alabama	2.1%
Ohio	2.0%
Pennsylvania	2.0%
Indiana	1.7%
Other	16.1%

Portfolio Composition3 (as a % of total investments)
Health Care	17.7%
Tax Obligation/Limited	16.9%
Tax Obligation/General	15.0%
U.S. Guaranteed	13.2%
Transportation	11.2%
Water and Sewer	7.6%
Education and Civic Organizations	5.9%
Utilities	5.5%
Other	7.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	15

NPT	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund 4, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$14.48
Common Share Net Asset Value (NAV)	$14.51
Premium/(Discount) to NAV	-0.21%
Market Yield	5.88%
Taxable-Equivalent Yield1	8.17%
Net Assets Applicable to Common Shares ($000)	$628,367

Leverage
Regulatory Leverage	29.44%
Effective Leverage	35.42%

Average Annual Total Returns (Inception 2/19/93)
	On Share Price	On NAV
1-Year	20.63%	17.96%
5-Year	11.00%	8.18%
10-Year	7.56%	6.85%

States3 (as a % of total investments)
California	15.5%
Illinois	11.9%
Texas	11.8%
Florida	5.2%
Colorado	3.7%
Louisiana	3.2%
Arizona	3.2%
Michigan	3.1%
Alabama	2.5%
Georgia	2.5%
New York	2.5%
Indiana	2.3%
Ohio	2.3%
Washington	2.3%
Pennsylvania	2.2%
Puerto Rico	2.0%
Other	23.8%

Portfolio Composition3 (as a % of total investments)
Health Care	22.8%
Tax Obligation/Limited	15.8%
Tax Obligation/General	13.9%
U.S. Guaranteed	13.6%
Transportation	8.3%
Water and Sewer	6.8%
Utilities	6.1%
Other	12.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

16	Nuveen Investments

NPI	Shareholder Meeting Report
NPM
NPT
The annual meeting of shareholders was held on July 31, 2012 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

	NPI		NPM		NPT
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	56,033,117	—	63,411,940	—	38,799,537	—
Withhold	1,360,259	—	1,306,262	—	744,614	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
Robert P. Bremner
For	56,012,146	—	63,360,501	—	38,781,115	—
Withhold	1,381,230	—	1,357,701	—	763,036	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
Jack B. Evans
For	56,005,211	—	63,378,331	—	38,805,648	—
Withhold	1,388,165	—	1,339,871	—	738,503	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
William C. Hunter
For	—	4,024	—	3,740	—	922
Withhold	—	—	—	300	—	—
Total	—	4,024	—	4,040	—	922
David J. Kundert
For	55,900,017	—	63,357,860	—	38,763,738	—
Withhold	1,493,359	—	1,360,342	—	780,413	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
William J. Schneider
For	—	4,024	—	3,740	—	922
Withhold	—	—	—	300	—	—
Total	—	4,024	—	4,040	—	922
Judith M. Stockdale
For	55,955,022	—	63,283,010	—	38,797,767	—
Withhold	1,438,354	—	1,435,192	—	746,384	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
Carole E. Stone
For	55,979,287	—	63,303,541	—	38,790,481	—
Withhold	1,414,089	—	1,414,661	—	753,670	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
Virginia L. Stringer
For	56,003,514	—	63,302,265	—	38,782,807	—
Withhold	1,389,862	—	1,415,937	—	761,344	—
Total	57,393,376	—	64,718,202	—	39,544,151	—
Terence J. Toth
For	56,022,787	—	63,338,376	—	38,812,733	—
Withhold	1,370,589	—	1,379,826	—	731,418	—
Total	57,393,376	—	64,718,202	—	39,544,151	—

Nuveen Investments	17

Report of Independent
Registered Public Accounting Firm

The Board of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. (the “Funds”) as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2012

18	Nuveen Investments

Nuveen Premium Income Municipal Fund, Inc.
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 146.4% (99.6% of Total Investments)
	Alabama – 3.7% (2.5% of Total Investments)
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2:
$1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,558,869
4,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	4,347,840
6,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006D, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	6,472,380
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
6,000	5.250%, 11/15/20	11/15 at 100.00	Baa2	6,348,060
1,300	5.000%, 11/15/30	11/15 at 100.00	Baa2	1,319,357
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	12,453,960
2,890	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,960,083
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,098,280
34,625	Total Alabama			36,558,829
	Alaska – 1.4% (0.9% of Total Investments)
	Anchorage, Alaska, General Obligation Refunding Bonds, Series 2003A:
2,000	5.250%, 9/01/17 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA+ (4)	2,084,020
2,035	5.250%, 9/01/18 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA+ (4)	2,120,490
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	9,343,635
14,535	Total Alaska			13,548,145
	Arizona – 1.7% (1.2% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
500	5.250%, 12/01/24	12/15 at 100.00	BBB+	528,015
660	5.250%, 12/01/25	12/15 at 100.00	BBB+	696,168
9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	10,785,604
4,100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	4,751,654
14,980	Total Arizona			16,761,441
	Arkansas – 0.2% (0.2% of Total Investments)
2,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	2,072,300
	California – 23.1% (15.8% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	6,912,972
10,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	10,140,900
5,400	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	5,932,278

Nuveen Investments	19

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$1,500	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	$1,578,630
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A:
3,730	5.000%, 3/01/28	3/13 at 100.00	A	3,755,998
7,000	5.000%, 3/01/33	3/13 at 100.00	A	7,045,990
5,425	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	5,775,889
8,560	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	9,294,448
8,570	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	9,046,835
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	4,864,848
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	3,228,613
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,140	9.153%, 2/15/20 (IF) (5)	No Opt. Call	AA–	2,651,075
825	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	1,022,027
790	9.145%, 2/15/20 (IF)	No Opt. Call	AA–	978,494
7,205	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	7,565,034
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	1,187,790
3,130	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	3,384,907
905	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	979,970
	California State, General Obligation Bonds, Series 2004:
1,160	5.125%, 2/01/25	2/14 at 100.00	A1	1,223,893
10,000	5.125%, 2/01/26	2/14 at 100.00	A1	10,494,900
2,610	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,898,457
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,640	5.250%, 7/01/30	7/15 at 100.00	BBB	1,707,929
4,730	5.000%, 7/01/39	7/15 at 100.00	BBB	4,851,277
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,646,900
7,130	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.471%, 5/15/14 (IF)	5/18 at 100.00	AA–	10,038,113
3,575	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	3,788,249
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	2,826,322
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,520	5.000%, 6/01/33	6/17 at 100.00	BB–	6,447,122
2,000	5.750%, 6/01/47	6/17 at 100.00	BB–	1,791,860
3,000	5.125%, 6/01/47	6/17 at 100.00	BB–	2,431,200
5,000	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	3,131,350

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	$17,210,700
530	Martinez, California, Home Mortgage Revenue Bonds, Series 1983A, 10.750%, 2/01/16 (ETM)	No Opt. Call	Aaa	622,570
14,905	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	Aaa	19,909,354
5,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	5,461,750
2,570	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/22 (Pre-refunded 8/15/13) – NPFG Insured	8/13 at 100.00	A1 (4)	2,666,144
1,130	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/22 – NPFG Insured	8/13 at 100.00	A+	1,166,906
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
400	5.000%, 9/01/21	9/15 at 102.00	Baa3	421,836
445	5.000%, 9/01/23	9/15 at 102.00	Baa3	464,358
3,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	3,634,960
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
10,450	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB	4,060,766
7,150	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	2,593,806
50,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	16,114,896
24,025	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	BBB	6,759,674
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.500%, 12/01/24	12/21 at 100.00	A	1,253,100
1,000	6.625%, 12/01/25	12/21 at 100.00	A	1,257,750
1,325	6.750%, 12/01/26	12/21 at 100.00	A	1,663,776
279,730	Total California			227,886,616
	Colorado – 1.7% (1.2% of Total Investments)
2,500	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 – FGIC Insured	12/14 at 100.00	AA+	2,705,150
690	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/20 – SYNCORA GTY Insured	9/15 at 100.00	A	736,437
2,125	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	2,215,461
1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,013,340
800	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	828,840
1,670	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,721,520
20,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	7,370,160
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	290,320
29,535	Total Colorado			16,881,228
	Connecticut – 0.5% (0.3% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	2,303,841
2,310	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	2,533,031
4,240	Total Connecticut			4,836,872

Nuveen Investments	21

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware – 0.1% (0.1% of Total Investments)
$1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA	$1,114,980
	District of Columbia – 2.2% (1.5% of Total Investments)
3,015	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	12/12 at 100.00	AA+	3,021,965
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa2	12,364,294
2,130	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	2,463,388
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.557%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	3,856,794
17,985	Total District of Columbia			21,706,441
	Florida – 8.5% (5.8% of Total Investments)
2,875	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,049,283
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	AA+	2,358,020
8,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.375%, 10/01/16 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A+	8,321,280
5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	11/12 at 100.00	N/R	5,402,268
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	4/20 at 100.00	AA	9,065,200
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 4.500%, 7/01/33 – AMBAC Insured	7/16 at 100.00	A–	20,440,460
7,575	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	8,373,860
1,800	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37 (WI/DD, Settling 11/08/12)	10/22 at 100.00	A+	2,001,402
11,100	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	12,547,440
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	7,457,548
1,785	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,960,198
2,375	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	Aa3	2,510,518
77,570	Total Florida			83,487,477
	Georgia – 1.5% (1.0% of Total Investments)
2,625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/24 – NPFG Insured	5/14 at 100.00	Aa3	2,786,306
6,025	Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding Certificates, Series 2003, 5.250%, 1/01/20 – AGM Insured	1/14 at 100.00	Aa2	6,344,747
5,010	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	5,883,143
13,660	Total Georgia			15,014,196
	Hawaii – 1.1% (0.7% of Total Investments)
5,000	Hawaii State, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/21 – NPFG Insured	9/13 at 100.00	AA	5,196,450
5,000	Hawaii State, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	Aa2 (4)	5,207,900
10,000	Total Hawaii			10,404,350

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho – 0.3% (0.2% of Total Investments)
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
$2,185	5.250%, 9/01/30	9/16 at 100.00	BB+	$2,230,798
600	5.250%, 9/01/37	9/16 at 100.00	BB+	608,784
2,785	Total Idaho			2,839,582
	Illinois – 12.3% (8.4% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
8,890	0.000%, 12/01/16 – FGIC Insured	No Opt. Call	A+	8,342,109
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	7,721,900
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	A+	6,246,158
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	A+	11,047,050
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	A+	6,539,500
3,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,362,894
2,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	2,964,431
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	15,144,517
8,810	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds, Illinois Power Company, Series 1994A, 5.700%, 2/01/24 – NPFG Insured	2/13 at 100.00	Baa1	8,824,625
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,050	5.250%, 11/15/22 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	1,128,635
3,000	5.250%, 11/15/23 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	3,224,670
985	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	935,701
2,880	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,742,186
1,970	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	2,201,810
10,280	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	2/13 at 100.00	BBB	10,289,663
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30	1/16 at 100.00	CCC	517,960
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	11,238,500
5,290	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/15 – FGIC Insured	No Opt. Call	A3	5,055,441
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
3,590	0.000%, 6/15/15 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	3,529,903
1,160	0.000%, 6/15/15 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,133,390
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	4,344,720
3,000	Upper Illinois River Valley Development Authority, Healthcare Facilities Revenue Bonds, Morris Hospital, Series 2001, 6.625%, 12/01/31	12/12 at 100.50	BBB+	3,036,300
129,775	Total Illinois			121,572,063
	Indiana – 0.6% (0.4% of Total Investments)
2,005	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,169,270
1,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	1,380,191
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B, 5.000%, 12/01/37	12/20 at 100.00	AA	2,738,925
5,765	Total Indiana			6,288,386

Nuveen Investments	23

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 1.4% (0.9% of Total Investments)
$2,105	Iowa Finance Authority, Industrial Remarketed Revenue Refunding Bonds, Urbandale Hotel Corporation, Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	$2,438,137
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	6/15 at 100.00	B+	9,220,500
2,000	5.625%, 6/01/46	6/15 at 100.00	B+	1,889,300
14,105	Total Iowa			13,547,937
	Kansas – 0.6% (0.4% of Total Investments)
6,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/21 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	6,377,580
	Kentucky – 2.0% (1.3% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,554,794
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30	6/21 at 100.00	Aa3	10,700,957
	Marshall County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,210	5.000%, 6/01/19 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,300,000
1,270	5.000%, 6/01/20 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,364,463
1,335	5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,434,297
16,810	Total Kentucky			19,354,511
	Louisiana – 4.7% (3.2% of Total Investments)
2,915	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 12/01/19 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	A+ (4)	2,927,360
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
215	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	230,680
1,995	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	2,139,498
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	2,077,820
5,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	6,136,052
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	5,232,383
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,200	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	1,338,516
2,210	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,465,100
2,500	5.000%, 5/01/27 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,788,575
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
930	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,016,862
10,105	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	10,754,145
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
270	5.500%, 5/15/30	11/12 at 100.00	A1	276,745
8,785	5.875%, 5/15/39	11/12 at 100.00	A–	9,004,449
43,230	Total Louisiana			46,388,185
	Maryland – 0.9% (0.7% of Total Investments)
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	2,261,644
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	542,984

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	BBB	$2,185,700
3,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	BBB	3,593,617
735	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	736,382
8,830	Total Maryland			9,320,327
	Massachusetts – 4.4% (3.0% of Total Investments)
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,262,452
2,825	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)	No Opt. Call	A–	2,829,181
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	784,651
3,820	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,036,097
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006, 4.375%, 8/01/36 (UB)	8/16 at 100.00	AAA	13,678,600
5,960	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA+	7,118,028
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	5,827,802
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,426,883
40,565	Total Massachusetts			43,963,694
	Michigan – 4.5% (3.0% of Total Investments)
2,650	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	2,876,734
	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,565	5.250%, 4/01/22 – SYNCORA GTY Insured	4/13 at 100.00	B	3,309,104
1,275	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	B	1,167,403
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	3,145,500
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,361,057
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	10,418,200
1,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	1,156,800
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	5,736,692
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
725	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	852,071
3,275	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	3,649,758
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	902,488
6,390	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2	6,414,282
41,595	Total Michigan			43,990,089

Nuveen Investments	25

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota – 4.0% (2.7% of Total Investments)
$13,650	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	$14,126,385
2,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	2,129,260
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,387,300
90	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured	11/12 at 100.00	A	90,159
1,500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/24	10/14 at 100.00	A3	1,618,410
1,545	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,638,921
13,815	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA–	16,378,650
35,600	Total Minnesota			39,369,085
	Mississippi – 0.7% (0.4% of Total Investments)
6,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	7,332,669
	Missouri – 0.6% (0.4% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	BBB+	2,032,800
500	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	521,090
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
1,565	6.000%, 6/01/20	No Opt. Call	A	1,800,626
1,660	5.000%, 6/01/35	6/15 at 100.00	A	1,713,269
5,725	Total Missouri			6,067,785
	Nebraska – 0.3% (0.2% of Total Investments)
1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.658%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	2,823,368
	Nevada – 1.7% (1.1% of Total Investments)
8,800	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	10,138,304
2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	3,091,095
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	2,945,696
294	Nevada State Las Vegas Monorail Company, Series 2012A, 5.500%, 07/15/19 (6)	No Opt. Call	N/R	211,849
88	Nevada State Las Vegas Monorail Company, Series 2012B, 3.000%, 06/30/55 (6)	No Opt. Call	N/R	36,575
14,482	Total Nevada			16,423,519
	New Hampshire – 0.0% (0.0% of Total Investments)
270	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Revenue Bonds, Series 1996B, 6.400%, 1/01/27 (Alternative Minimum Tax)	1/13 at 100.00	Aa3	270,599

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey – 7.6% (5.2% of Total Investments)
$10,150	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Bonds, Port District Project, Series 1999B, 5.625%, 1/01/26 – AGM Insured	1/13 at 100.00	AA–	$10,173,853
275	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/15	No Opt. Call	B3	190,666
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
3,655	5.250%, 9/01/24	9/15 at 100.00	A+	4,012,569
2,000	5.250%, 9/01/26	9/15 at 100.00	A+	2,202,840
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	378,357
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	851,328
3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,826,630
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C:
5,410	5.500%, 6/15/20 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	5,588,530
9,250	5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	9,555,250
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A+	8,820,922
	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
3,915	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	4,177,775
7,585	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	8,094,105
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	2,580,150
9,130	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	9,658,810
4,455	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	4,359,396
70,605	Total New Jersey			75,471,181
	New Mexico – 0.7% (0.5% of Total Investments)
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA–	7,020,792
	New York – 14.1% (9.6% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,346,480
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	1,057,650
4,800	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	5,489,712
	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A:
1,000	5.250%, 7/01/22	7/14 at 100.00	Aa3	1,066,960
500	5.250%, 7/01/24	7/14 at 100.00	Aa3	533,480
1,025	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	1,108,117
1,995	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/20	7/14 at 100.00	AA–	2,153,463
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	6,101,758
2,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	2,568,173

Nuveen Investments	27

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$6,915	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	$7,176,387
6,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	7,163,640
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
7,000	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	7,849,730
5,000	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	5,592,100
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	5,184,800
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	AA	4,994,200
3,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	4,264,416
5,780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	6,320,083
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	844,253
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Jewish Appeal – Federation of Jewish Philanthropies of New York Inc., Series 2004A:
2,185	5.250%, 7/01/20	7/14 at 100.00	Aa1	2,350,186
2,050	5.250%, 7/01/21	7/14 at 100.00	Aa1	2,204,980
2,420	5.250%, 7/01/22	4/14 at 100.00	Aa1	2,602,952
1,370	5.250%, 7/01/24	4/14 at 100.00	Aa1	1,439,349
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,699,625
	New York City, New York, General Obligation Bonds, Fiscal Series 2003D:
5,325	5.250%, 10/15/22 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa2 (4)	5,581,292
7,175	5.250%, 10/15/22 (Pre-refunded 10/15/13)	10/13 at 100.00	AA (4)	7,520,333
95	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23	6/13 at 100.00	AA	97,850
4,905	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,056,810
7,960	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	8,734,986
6,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	6,516,120
	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005:
5,000	5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	5,278,650
1,630	16.696%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,993,360
650	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	11/12 at 100.00	Baa1	646,906
6,460	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	6,880,869
4,750	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fifth Series 2004, 5.000%, 9/15/28 – SYNCORA GTY Insured	3/14 at 101.00	AA–	5,041,270
1,325	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	1,550,316
136,750	Total New York			139,011,256
	North Carolina – 1.5% (1.0% of Total Investments)
	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G:
5,785	5.250%, 6/01/22	6/13 at 100.00	AA+	5,948,773
3,475	5.250%, 6/01/23	6/13 at 100.00	AA+	3,571,709
2,850	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.819%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	3,408,828

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	$1,161,437
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	919,190
14,160	Total North Carolina			15,009,937
	Ohio – 1.5% (1.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
250	5.125%, 6/01/24	6/17 at 100.00	B	218,425
2,850	5.875%, 6/01/30	6/17 at 100.00	B+	2,473,971
2,745	5.750%, 6/01/34	6/17 at 100.00	BB	2,322,654
6,285	5.875%, 6/01/47	6/17 at 100.00	BB	5,396,741
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A	1,145,000
	Ohio State University, General Receipts Bonds, Series 2003B:
2,225	5.250%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (4)	2,290,638
495	5.250%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	Aa1 (4)	509,548
15,850	Total Ohio			14,356,977
	Oklahoma – 2.5% (1.7% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	1,075,379
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,852,835
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,840	5.000%, 2/15/37	2/17 at 100.00	A	7,185,146
1,335	5.000%, 2/15/42	2/17 at 100.00	A	1,397,505
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	10,840,208
143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.391%, 6/15/30 (IF)	12/16 at 100.00	AA+	163,862
22,903	Total Oklahoma			24,514,935
	Oregon – 0.4% (0.3% of Total Investments)
1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/24 – AGM Insured	5/15 at 100.00	AA	1,173,293
2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,738,375
3,560	Total Oregon			3,911,668
	Pennsylvania – 4.5% (3.1% of Total Investments)
4,530	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	5,192,875
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	996,474
	Lancaster Higher Education Authority, Pennsylvania, Revenue Bonds, Franklin and Marshall College, Series 2003C:
1,340	5.250%, 4/15/15	4/13 at 100.00	AA–	1,370,485
1,960	5.250%, 4/15/17	4/13 at 100.00	AA–	2,003,767
1,670	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,924,291
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	AA	1,101,550
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	5,101,530

Nuveen Investments	29

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	$2,950,001
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
4,505	5.000%, 9/01/21 – AGM Insured	9/14 at 100.00	AA–	4,796,428
4,735	5.000%, 9/01/22 – AGM Insured	9/14 at 100.00	AA–	5,030,653
14,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.250%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	14,408,940
42,595	Total Pennsylvania			44,876,994
	Puerto Rico – 0.3% (0.2% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	2,632,925
	Rhode Island – 0.5% (0.4% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,020	6.125%, 6/01/32	11/12 at 100.00	BBB+	1,040,390
4,065	6.250%, 6/01/42	11/12 at 100.00	BBB–	4,146,259
5,085	Total Rhode Island			5,186,649
	South Carolina – 4.2% (2.9% of Total Investments)
8,610	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/24	12/14 at 100.00	AA–	9,331,001
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
5,090	5.250%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	5,364,860
3,595	5.250%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	3,789,130
1,865	5.250%, 12/01/21 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	1,965,710
	Lexington County Health Service District, South Carolina, Hospital Revenue Bonds, Series 2004:
1,805	6.000%, 5/01/19 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	1,958,515
2,400	5.500%, 5/01/24 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	2,586,192
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
13,345	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	13,957,269
1,655	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,730,931
875	South Carolina JOBS-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,079,120
39,240	Total South Carolina			41,762,728
	Tennessee – 1.7% (1.2% of Total Investments)
2,565	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	2,628,920
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	6,790,144
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40	1/17 at 31.68	A	1,581,669
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,662,000
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	429,286
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,300	5.500%, 11/01/37 (7)	11/17 at 100.00	N/R	26,117
3,000	5.500%, 11/01/46 (7)	11/17 at 100.00	N/R	60,270
24,775	Total Tennessee			17,178,406

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 14.2% (9.6% of Total Investments)
$5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (7)	12/12 at 100.00	N/R	$3,237,800
8,840	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	9,268,563
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	267,912
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B, Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,768,600
3,380	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	3,959,129
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	2,818,175
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,911,460
4,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/12 at 100.00	BBB	3,999,920
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,339,550
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	4,624,080
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB),	8/16 at 100.00	AAA	14,831,668
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
2,000	5.250%, 8/15/21	2/16 at 100.00	BBB–	2,107,980
2,800	5.125%, 8/15/26	2/16 at 100.00	BBB–	2,885,988
4,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	4,321,240
1,505	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/23 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A+ (4)	1,546,041
	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003:
245	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	251,659
125	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	128,115
105	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	107,808
20	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	20,535
20	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	20,535
155	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	159,145
2,730	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.250%, 5/15/24 – AMBAC Insured	5/13 at 100.00	A1	2,792,135
5,650	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	6,235,962
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,070	0.000%, 9/01/43	9/31 at 100.00	AA	1,602,221
8,470	0.000%, 9/01/45	9/31 at 100.00	AA	7,143,005
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.420%, 8/15/26 (IF)	2/17 at 100.00	AAA	12,418,560
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	198,500
12,130	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	13,084,752
1,840	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32	12/12 at 103.00	Aaa	1,918,347
1,045	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.250%, 3/01/17 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	Aa1 (4)	1,062,629

Nuveen Investments	31

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,955	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.250%, 3/01/17 – AGM Insured	3/13 at 100.00	AAA	$4,019,981
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.729, 4/01/28 (IF)	4/17 at 100.00	Aaa	5,046,531
25,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	15,315,500
2,200	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15)	7/15 at 100.00	Aaa	2,470,974
146,895	Total Texas			139,885,000
	Virginia – 1.5% (1.0% of Total Investments)
5,000	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	5,671,650
4,530	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Mayfair Apartments I and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 100.00	N/R	4,710,113
1,070	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,122,056
3,020	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,321,547
13,620	Total Virginia			14,825,366
	Washington – 2.7% (1.8% of Total Investments)
3,125	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/20 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	A1 (4)	3,453,563
3,955	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	4,266,219
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
1,675	6.500%, 6/01/26	6/13 at 100.00	A3	1,746,188
2,715	6.625%, 6/01/32	6/13 at 100.00	Baa1	2,830,388
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6 /01/24 – NPFG Insured	No Opt. Call	AA+	4,743,101
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	9,436,258
29,000	Total Washington			26,475,717
	Wisconsin – 3.4% (2.3% of Total Investments)
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1 (4)	1,036,135
750	5.125%, 8/01/23 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1 (4)	777,098
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,608,691
9,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33	4/13 at 100.00	A	9,125,463
1,345	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16	11/12 at 100.00	BBB	1,349,667
790	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	807,405
6,025	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	6,305,283
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	5,193,351
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34	8/16 at 100.00	A–	2,119,800
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.250%, 8/15/25	8/13 at 100.00	A–	2,036,200

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin State, General Obligation Bonds, Series 2004-3:
$175	5.250%, 5/01/19 – FGIC Insured	5/14 at 100.00	AA	$187,534
130	5.250%, 5/01/21 – FGIC Insured	5/14 at 100.00	AA	139,240
	Wisconsin State, General Obligation Bonds, Series 2004-3:
1,545	5.250%, 5/01/19 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,657,878
1,135	5.250%, 5/01/21 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,217,923
32,305	Total Wisconsin			33,561,668
	Wyoming – 0.4% (0.3% of Total Investments)
3,400	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	3,614,030
$1,482,720	Total Municipal Bonds (cost $1,330,465,216)			1,445,498,483

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 0.5% (0.4% of Total Investments)
	Missouri – 0.1% (0.1% of Total Investments)
$1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Tender Option Bond Trust DCL-017, 0.730%, 7/01/26 (8)	No Opt. Call	A-2	1,000,000
	South Carolina – 0.4% (0.3% of Total Investments)
4,435	South Carolina Educational Facilities Authority, Charleston Southern University Education Facilities Revenue Bond, Variable Rate Demand Series 2003, 0.240%, 4/01/28 (8)	11/12 at 100.00	F-1	4,435,000
$5,435	Total Short-Term Investments (cost $5,435,000)			5,435,000
	Total Investments (cost $1,335,900,216) – 146.9%			1,450,933,483
	Floating Rate Obligations – (8.4)%			(82,999,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (40.7)% (9)			(402,400,000)
	Other Assets Less Liabilities – 2.2%			22,129,151
	Net Assets Applicable to Common Shares – 100%			$987,663,634

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.7%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen Premium Income Municipal Fund 2, Inc.
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 3.1% (2.1% of Total Investments)
$6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	$7,603,285
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,500	5.250%, 11/15/20	11/15 at 100.00	Baa2	3,703,035
1,000	5.000%, 11/15/30	11/15 at 100.00	Baa2	1,014,890
12,000	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – AMBAC Insured (UB)	1/17 at 100.00	AA+	12,472,800
1,960	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,007,530
1,690	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,856,093
6,255	University of South Alabama, Student Tuition Revenue Bonds, Series 2004, 5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	A1	6,594,271
33,400	Total Alabama			35,251,904
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	889,870
	Arizona – 0.9% (0.6% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB+	211,206
265	5.250%, 12/01/25	12/15 at 100.00	BBB+	279,522
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,033,950
800	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	852,120
2,750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,187,085
9,015	Total Arizona			10,563,883
	Arkansas – 0.1% (0.1% of Total Investments)
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	1,036,150
	California – 16.9% (11.5% of Total Investments)
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,077,243
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	3,545,544
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	4,352,429
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2, Remarketing, 5.250%, 11/15/40	11/21 at 100.00	AA–	3,821,275
3,740	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	4,060,892
15,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	16,620,900
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,918,909
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,677,125

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$2,055	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/21	10/14 at 100.00	AA+	$2,227,538
4,000	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	4,945,320
1,935	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	2,092,586
565	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	611,805
7,440	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/25	2/14 at 100.00	A1	7,849,795
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	24,319,200
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	1,025,640
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.471%, 5/15/14 (IF)	No Opt. Call	AA–	7,539,144
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	2,013,335
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	10/15 at 100.00	A	2,617,900
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	26,052,600
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,469,028
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,795	4.500%, 6/01/27	6/17 at 100.00	BB–	2,501,497
1,160	5.000%, 6/01/33	6/17 at 100.00	BB–	994,503
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–	895,930
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	4,744,663
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	11,473,800
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/15 at 102.00	N/R	1,456,025
435	5.100%, 9/01/30	9/15 at 102.00	N/R	442,795
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa3	263,648
275	5.000%, 9/01/23	9/15 at 102.00	Baa3	286,963
2,220	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/20 – SYNCORA GTY Insured	9/14 at 100.00	AA–	2,291,750
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,595	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	1,666,928
32,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	10,359,576
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB	6,124,140
18,750	University of California, General Revenue Bonds, Limited Project Series 2012G, 5.000%, 5/15/37	5/22 at 100.00	Aa2	21,899,813
3,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	3,064,860
210,165	Total California			191,305,099

Nuveen Investments	35

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado – 2.2% (1.5% of Total Investments)
$1,700	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	AA+	$1,848,733
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
1,745	5.250%, 6/01/23	6/16 at 100.00	A–	1,870,099
475	5.000%, 6/01/29	6/16 at 100.00	A–	495,221
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	414,420
75	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	77,314
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/37	11/22 at 100.00	A+	11,383,000
6,925	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	7,231,154
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	721,142
400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	464,512
22,350	Total Colorado			24,505,595
	Connecticut – 0.5% (0.3% of Total Investments)
5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA (4)	5,274,350
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA	1,114,980
	District of Columbia – 0.5% (0.3% of Total Investments)
5,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	3,984,400
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,543,954
6,335	Total District of Columbia			5,528,354
	Florida – 29.9% (20.3% of Total Investments)
1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7 /01/24 – AMBAC Insured	7/14 at 100.00	A+	1,081,132
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/13 at 101.00	N/R	1,722,083
930	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AA+ (4)	1,026,878
2,500	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B, 5.625%, 4/01/34	4/14 at 100.00	BBB+	2,547,725
760	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	761,505
45	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)	4/13 at 33.26	Aa1	15,481
1,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (4)	2,021,320
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	1,338,546
875	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (4)	951,860

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34	10/18 at 100.00	AA+	$2,403,620
650	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	A1	705,926
1,500	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	8/13 at 100.00	Ba3	1,505,400
3,010	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA–	3,698,778
2,815	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	3,065,113
1,290	Escambia County, Florida, Tourist Development Revenue Refunding Bonds, Series 2002, 5.000%, 10/01/18 – NPFG Insured	11/12 at 100.00	A1	1,294,476
4,230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	4,445,730
70	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	75,781
480	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 – NPFG Insured (Alternative Minimum Tax)	1/13 at 100.00	AA+	485,410
795	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	816,147
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A–	590,626
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A–	856,851
1,685	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	5/13 at 100.00	A–	1,707,781
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A 5.000%, 7/01/30 – NPFG Insured (UB)	7/15 at 101.00	AA	16,446,937
5,980	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	6,745,859
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International University, Series 2004A, 5.000%, 7/01/14 – NPFG Insured	No Opt. Call	BBB	2,724,299
4,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003C, 5.000%, 7/01/33	7/13 at 101.00	AA–	4,145,320
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,736,205
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	A1	2,520,852
750	Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)	10/13 at 100.00	AA (4)	784,493
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,720	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	1,864,446
1,755	5.375%, 6/01/46	6/16 at 100.00	A–	1,833,800
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB	6,044,700
3,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	11/12 at 100.00	N/R	3,601,512
2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.250%, 10/01/24	10/13 at 100.00	A3	2,092,740
1,535	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/24 (Pre-refunded 11/01/13) – AMBAC Insured	11/13 at 101.00	AA (4)	1,623,002
2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	2,438,711

Nuveen Investments	37

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa2	$1,560,210
	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003:
4,990	5.250%, 10/01/21 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	5,218,043
2,090	5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	2,180,748
3,145	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	AA+	3,278,411
	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002:
2,230	5.000%, 10/01/21 – FGIC Insured	11/12 at 100.00	AA+	2,238,318
2,000	5.000%, 10/01/22 – FGIC Insured	11/12 at 100.00	AA+	2,007,380
2,750	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/17 – FGIC Insured	11/12 at 100.00	AA+	2,761,715
	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
3,235	5.000%, 10/01/18 – FGIC Insured	10/13 at 100.00	AA	3,375,852
5,090	5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	AA	5,310,143
	Lake County School Board, Florida, Certificates of Participation, Series 2004A:
1,190	5.000%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A+	1,239,921
1,470	5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	A+	1,517,510
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	1,078,270
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	3,671,360
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series 2002, 5.375%, 7/01/22	11/12 at 100.00	BBB+	2,347,814
5,130	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/17 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	A1 (4)	5,352,745
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	2,440,178
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	3,521,742
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:
2,000	5.250%, 7/01/18 – FGIC Insured	7/14 at 100.00	A–	2,132,540
2,000	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A–	2,124,320
2,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 – FGIC Insured	11/12 at 100.00	A3	2,003,480
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A1	2,191,290
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/13 at 100.00	A	7,509,825
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998C, 5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	A	4,005,680
5,390	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/18 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,407,625
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	5,720,000
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38	7/18 at 100.00	Aa2	4,673,760
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	12,367,511
3,300	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	4/13 at 100.00	Aa2	3,310,263

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional Healthcare System, Series 2002:
$3,695	5.750%, 12/01/27 (Pre-refunded 12/01/12)	12/12 at 100.00	AA+(4)	$3,712,182
1,000	5.750%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	AA+(4)	1,004,650
2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	AA	2,602,431
	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
1,665	5.125%, 1/01/20 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA+ (4)	1,678,603
3,400	5.125%, 1/01/23 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA+ (4)	3,427,778
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 – NPFG Insured	11/12 at 100.00	BBB	575,828
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,948,503
2,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	2,104,040
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
1,895	5.500%, 12/01/21	12/12 at 100.00	BBB–	1,899,112
6,470	5.625%, 12/01/31	12/12 at 100.00	BBB–	6,479,123
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	AA– (4)	1,622,070
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,421,740
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond Trust 2089, 12.702%, 8/01/14 – AGM Insured (IF)	No Opt. Call	AA–	8,178,505
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series 2005A, 5.000%, 6/01/25 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	AA+ (4)	5,027,453
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,709,920
6,545	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 11.315%, 10/01/14 (IF)	No Opt. Call	AAA	8,707,926
10,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31 (UB)	10/16 at 100.00	AAA	11,319,000
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 – AGM Insured	10/14 at 100.00	AA–	2,667,275
2,060	Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa3	2,137,312
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	2,082,540
1,350	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A+ (4)	1,402,745
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	686,439
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,430,706
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	BB	1,643,976
2,750	Saint Johns County, Florida, Transportation Improvement Revenue Bonds, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	Aa3 (4)	2,869,405
3,570	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	4,345,618
1,680	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Aa2	1,806,185

Nuveen Investments	39

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$625	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	$643,356
7,500	South Florida Water Management District, Certificates of Participation, Series 2007, Trust 1036, 9.153%, 10/01/14 – AMBAC Insured (IF)	No Opt. Call	AA	8,884,050
5,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	AA	5,461,350
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	2,649,534
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
2,250	5.850%, 8/01/24	8/14 at 101.00	A–	2,368,688
3,135	5.625%, 8/01/34	8/14 at 101.00	A–	3,249,866
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 – AMBAC Insured	6/16 at 100.00	A	5,251,250
620	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	696,775
5,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	AA	5,448,850
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34	10/18 at 100.00	AA+	5,708,850
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,250	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	BBB	1,391,400
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	BBB	3,126,302
2,250	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 – AMBAC Insured	7/15 at 101.00	A–	2,498,648
7,285	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 101.00	Aaa	8,256,528
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,042,090
312,905	Total Florida			338,436,301
	Georgia – 1.8% (1.2% of Total Investments)
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	A+	8,204,243
500	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2004A, 5.375%, 1/01/26 (Pre-refunded 1/01/14)	1/14 at 100.00	BB+ (4)	529,315
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,229,620
10	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.250%, 11/01/15 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	A1 (4)	10,499
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
3,405	5.250%, 11/01/15 – NPFG Insured	11/13 at 100.00	A1	3,560,983
3,365	5.000%, 11/01/18 – NPFG Insured	11/13 at 100.00	A1	3,500,408
2,235	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	A1	2,320,511
18,745	Total Georgia			20,355,579
	Guam – 0.1% (0.0% of Total Investments)
605	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	656,322
	Idaho – 0.4% (0.3% of Total Investments)
25	Idaho Housing Agency, Senior Lien Single Family Mortgage Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	25,111
2,995	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	3/16 at 101.00	Aaa	3,151,010

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$50	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)	1/13 at 100.00	AAA	$50,215
110	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)	1/13 at 100.00	AAA	110,978
165	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	165,394
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
1,000	5.250%, 9/01/30	9/16 at 100.00	BB+	1,020,960
470	5.250%, 9/01/37	9/16 at 100.00	BB+	476,881
4,815	Total Idaho			5,000,549
	Illinois – 13.6% (9.2% of Total Investments)
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	3,860,950
5,700	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	6,544,341
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 – FGIC Insured	No Opt. Call	Aa3	13,843,889
3,945	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	4,446,646
1,280	Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning Redevelopment Project, Series 1996B, 7.250%, 1/01/14	1/13 at 100.00	N/R	1,283,610
1,320	Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary Drainage and Ship Canal Redevelopment Project, Series 1997A, 7.750%, 1/01/14	1/13 at 100.00	N/R	1,324,277
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	3,786,721
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa2	1,863,064
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,106,550
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	4,196,430
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,000	5.250%, 11/15/14 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	2,149,780
4,420	5.250%, 11/15/15 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	4,751,014
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	375,230
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,468,803
4,480	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	5,241,331
6,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	6,706,020
3,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,767,870
3,090	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 6.000%, 7/01/33	7/13 at 100.00	AA+	3,182,762
3,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	3,486,660
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA–	11,457,600
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A	2,124,200
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	A	13,511,056

Nuveen Investments	41

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
$3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	Aa3	$2,647,373
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	Aa3	1,273,628
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	AAA	5,116,817
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25	1/16 at 100.00	CCC	447,182
1,750	5.250%, 1/01/30	1/16 at 100.00	CCC	906,430
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	N/R	12,634,177
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	2,246,316
15,595	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	17,526,441
8,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/26 – NPFG Insured	6/22 at 101.00	AAA	7,402,720
162,390	Total Illinois			153,679,888
	Indiana – 2.5% (1.7% of Total Investments)
3,880	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,281,852
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,738,925
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,495,845
7,350	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2004A, 5.000%, 1/01/32 – FGIC Insured	1/15 at 100.00	A+	7,827,162
	Indiana University, Student Fee Revenue Bonds, Series 2004P:
2,750	5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aaa	2,958,505
1,600	5.000%, 8/01/24 – AMBAC Insured	8/14 at 100.00	Aaa	1,716,944
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,921,737
1,550	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/23 (6)	2/15 at 100.00	N/R	186,140
27,005	Total Indiana			28,127,110
	Iowa – 0.7% (0.5% of Total Investments)
8,365	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	7,712,948
	Kansas – 0.0% (0.0% of Total Investments)
90	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)	No Opt. Call	Aaa	91,508
	Kentucky – 1.1% (0.8% of Total Investments)
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	5,154,109
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	AA–	2,180,140
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	Aa3	5,375,430
10,930	Total Kentucky			12,709,679

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 5.0% (3.4% of Total Investments)
$4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	$4,801,095
4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	4,155,640
2,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,856,438
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	6,988,665
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	3,377,760
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
14,550	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	15,908,970
5,920	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	6,300,300
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
80	5.500%, 5/15/30	11/12 at 100.00	A1	81,998
11,360	5.875%, 5/15/39	11/12 at 100.00	A–	11,643,773
51,710	Total Louisiana			56,114,639
	Maryland – 0.5% (0.4% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,919,906
1,205	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA–	1,256,056
1,390	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.250%, 7/01/19 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	1,501,742
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,196,140
5,460	Total Maryland			5,873,844
	Massachusetts – 4.0% (2.7% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	9,018,994
695	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	718,005
780	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	775,905
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34	10/14 at 100.00	BBB	1,031,220
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,629,270
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	1,008,837
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
2,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,377,283
4,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,226,280
3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,995,756
11,400	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E, 5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	11,492,796
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,923,345
42,495	Total Massachusetts			45,197,691

Nuveen Investments	43

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan – 5.3% (3.6% of Total Investments)
$3,055	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	$3,316,386
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	7,727,580
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	5,952,433
7,955	0.000%, 12/01/22	No Opt. Call	AAA	5,898,712
8,260	0.000%, 12/01/23	No Opt. Call	AAA	5,861,461
8,575	0.000%, 12/01/24	No Opt. Call	AAA	5,834,687
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	1,258,200
10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	11,137,700
6,200	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	7,153,374
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	323,199
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,365,177
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	360,995
3,270	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/22	5/13 at 100.00	Aa2	3,344,720
65,015	Total Michigan			59,534,624
	Minnesota – 1.3% (0.9% of Total Investments)
	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012:
215	5.000%, 1/01/32	1/22 at 100.00	A–	248,020
30	5.000%, 1/01/42	1/22 at 100.00	A–	33,739
8,165	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	8,449,959
	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,000	6.000%, 12/01/18	12/13 at 100.00	A–	1,054,050
1,050	5.875%, 12/01/29	12/13 at 100.00	A–	1,091,601
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,080,510
1,620	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	1,757,813
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,060,790
14,080	Total Minnesota			14,776,482
	Mississippi – 0.3% (0.2% of Total Investments)
3,675	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,919,645
	Missouri – 1.7% (1.1% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	BBB+	2,032,800
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	208,436
2,885	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	3,054,119
9,000	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.250%, 9/01/17 – FGIC Insured	3/13 at 100.00	A+	9,126,450

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
$780	6.000%, 6/01/20	No Opt. Call	A	$897,437
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,573,937
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24	5/13 at 100.00	AA	1,025,060
1,200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.125%, 2/15/18	2/14 at 100.00	BBB+	1,244,868
18,590	Total Missouri			19,163,107
	Nebraska – 2.2% (1.5% of Total Investments)
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,674,880
1,470	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A, 5.250%, 4/01/23 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (4)	1,500,488
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	Aa1	5,813,932
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	Aa1	11,574,000
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.658%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,829,961
21,650	Total Nebraska			25,393,261
	Nevada – 6.1% (4.1% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,520,800
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,988,195
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	4,177,013
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	4,373,691
	Clark County, Nevada, General Obligation Transportation Bonds, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	5,681,593
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,785,373
5,795	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (4)	5,979,629
4,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	4,247,960
3,150	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	3,568,824
23	Nevada State Las Vegas Monorail Company, series 2012 A, 5.500%, 07/15/19 (7)	No Opt. Call	N/R	16,641
7	Nevada State Las Vegas Monorail Company, 2012 B, 3.000%, 06/30/55 (7)	No Opt. Call	N/R	2,873
10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	11,337,400
8,540	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	9,650,200
61,685	Total Nevada			69,330,192
	New Jersey – 5.5% (3.7% of Total Investments)
5,480	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 – AGM Insured	12/13 at 100.00	Aa2	5,758,603
135	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	142,441
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	A+	1,454,625
1,000	5.250%, 9/01/26	9/15 at 100.00	A+	1,101,420

Nuveen Investments	45

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	$553,363
3,675	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	A+	3,678,822
17,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	6,863,602
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,293,820
3,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,512,200
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	6,179,100
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	4,128,240
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/24 – AGM Insured	1/15 at 100.00	AA–	3,183,570
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	5,545,600
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,555	5.000%, 6/01/29	6/17 at 100.00	B2	10,174,176
6,125	4.750%, 6/01/34	6/17 at 100.00	B2	5,311,539
69,940	Total New Jersey			61,881,121
	New York – 9.0% (6.1% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	BBB	5,432,700
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,619,145
1,250	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	A	1,348,000
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,483,544
5,025	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	5,214,945
2,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,670,172
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A	11,349,800
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,486,148
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004B:
6,875	5.000%, 8/01/23 (Pre-refunded 8/01/13)	8/13 at 100.00	AAA	7,121,194
7,260	5.000%, 8/01/24 (Pre-refunded 8/01/13)	8/13 at 100.00	AAA	7,518,311
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	2,642,225
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	11/12 at 100.00	AA	10,042
2,150	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	2,352,380
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	5,486,800
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,344,080
	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005:
2,475	5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	2,612,932
1,235	16.696%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	1,510,306

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C:
$6,000	5.250%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	AA– (4)	$6,176,700
5,100	5.250%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AA– (4)	5,250,195
2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	6/13 at 100.00	AA–	2,059,060
1,060	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	1,240,253
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	6,876,313
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Series 2012B, 7.193%, 11/15/21 (IF) (5)	No Opt. Call	AA–	13,586,924
91,415	Total New York			101,392,169
	North Carolina – 0.8% (0.5% of Total Investments)
1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.819%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	2,123,042
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,144,150
1,780	Durham Urban Redevelopment Authority, North Carolina, FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery Mill, Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)	2/13 at 100.00	AA+	1,791,267
	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
1,250	5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,323,863
2,445	5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,589,475
8,250	Total North Carolina			8,971,797
	Ohio – 3.0% (2.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,700	5.125%, 6/01/24	6/17 at 100.00	B	1,485,290
900	5.875%, 6/01/30	6/17 at 100.00	B+	781,254
1,890	5.750%, 6/01/34	6/17 at 100.00	BB	1,599,205
2,070	5.875%, 6/01/47	6/17 at 100.00	BB	1,777,447
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	3,304,320
	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2003C:
2,330	5.250%, 5/15/17 – NPFG Insured	5/13 at 100.00	AA	2,388,157
4,105	5.250%, 5/15/18 – NPFG Insured	5/13 at 100.00	AA+	4,207,461
4,495	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	4,967,694
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Nretwork Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A	10,986,500
2,000	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Courtyards of Kettering, Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)	1/13 at 100.00	Aa2	2,002,200
32,490	Total Ohio			33,499,528
	Oklahoma – 1.9% (1.3% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	768,128
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,690	5.000%, 2/15/37	2/17 at 100.00	A	2,825,737
1,020	5.000%, 2/15/42	2/17 at 100.00	A	1,067,756
10,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	10,436,200
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,898,111

Nuveen Investments	47

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.391%, 6/15/30 (IF)	12/16 at 100.00	AA+	$113,443
20,019	Total Oklahoma			21,109,375
	Oregon – 0.8% (0.5% of Total Investments)
7,860	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.500%, 10/01/21 (UB)	10/14 at 100.00	AA	8,577,304
	Pennsylvania – 2.9% (2.0% of Total Investments)
3,500	Allegheny County Sanitary Authority, Pennsylvania, Sewage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,877,650
1,500	Annville-Cleona School District, Lebanon County, Pennsylvania, General Obligation Bonds, Series 2005, 6.000%, 3/01/28 – AGM Insured	3/15 at 100.00	Aa3	1,667,175
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	508,405
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A2	1,290,702
50	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	N/R	55,289
2,750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/32	11/22 at 100.00	Baa3	2,709,025
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	6,121,674
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	AA	1,101,550
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	14,900,400
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,180,001
32,250	Total Pennsylvania			33,411,871
	Puerto Rico – 0.7% (0.4% of Total Investments)
8,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	7,469,525
	Rhode Island – 1.4% (0.9% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
3,870	6.000%, 6/01/23	11/12 at 100.00	Baa1	3,947,245
6,425	6.125%, 6/01/32	11/12 at 100.00	BBB+	6,553,436
5,245	6.250%, 6/01/42	11/12 at 100.00	BBB–	5,349,848
15,540	Total Rhode Island			15,850,529
	South Carolina – 3.5% (2.3% of Total Investments)
9,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	Aa3	9,433,980
15,445	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	15,672,968
2,500	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 5/01/25 – AMBAC Insured	5/13 at 100.00	AA–	2,548,475
4,750	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A	4,767,480
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
1,335	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,401,189
165	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	173,181
4,450	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	4,654,166
550	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	575,234
38,195	Total South Carolina			39,226,673

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee – 0.6% (0.4% of Total Investments)
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A:
$1,645	4.000%, 9/01/40	9/22 at 100.00	AA	$1,690,369
1,690	4.000%, 9/01/42	9/22 at 100.00	AA	1,732,115
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,395,072
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	16,072
1,000	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	20,090
8,335	Total Tennessee			6,853,718
	Texas – 8.6% (5.8% of Total Investments)
5,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	6,091,669
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	714,225
10,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/13 at 100.00	BBB	10,125,600
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,080,790
5,240	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	6,137,822
6,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	6,833,708
	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.000%, 12/01/20	12/14 at 100.00	A+	1,073,460
1,000	5.000%, 12/01/21	12/14 at 100.00	A+	1,073,460
2,500	5.125%, 12/01/22	12/14 at 100.00	A+	2,683,625
2,925	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	2,928,978
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,274,800
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,936,120
10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	6,179,401
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB–	843,192
1,250	5.125%, 8/15/26	2/16 at 100.00	BBB–	1,288,388
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	3,240,930
6,025	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	6,900,011
3,100	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,421,501
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
1,880	0.000%, 9/01/43	9/31 at 100.00	AA	1,455,158
7,990	0.000%, 9/01/45	9/31 at 100.00	AA	6,738,207
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	99,250
2,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	2,867,975

Nuveen Investments	49

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,100	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	$7,658,841
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.729%, 4/01/28 (IF)	4/17 at 100.00	Aaa	6,348,316
99,935	Total Texas			96,995,427
	Utah – 0.6% (0.4% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,954,626
	Virginia – 0.1% (0.1% of Total Investments)
1,250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,310,813
	Washington – 4.9% (3.4% of Total Investments)
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,175,950
10,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	11,254,800
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,975,975
4,160	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	Aa3	4,930,141
2,820	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/19 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	A1 (4)	3,116,495
4,155	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	4,481,957
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,834,306
1,885	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	2,168,730
4,940	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	5,492,737
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	5,665,750
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,027,420
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
3,220	6.500%, 6/01/26	6/13 at 100.00	A3	3,356,830
2,435	6.625%, 6/01/32	6/13 at 100.00	Baa1	2,538,488
50,525	Total Washington			56,019,579
	West Virginia – 0.2% (0.1% of Total Investments)
2,355	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	2,529,765
	Wisconsin – 2.1% (1.5% of Total Investments)
1,135	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	1,298,860
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	7,730,275
315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	321,939
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	1,051,980
2,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	3,197,724

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34	8/16 at 100.00	A–	$4,801,347
5,300	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB) (5)	5/16 at 100.00	AA	5,993,664
22,010	Total Wisconsin			24,395,789
	Wyoming – 0.2% (0.1% of Total Investments)
2,250	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	2,391,638
$1,637,179	Total Investments (cost $1,522,638,626) – 147.7%			1,670,384,801
	Floating Rate Obligations – (7.5)%			(85,159,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.3)% (8)			(489,500,000)
	Other Assets Less Liabilities – 3.1%			34,904,993
	Net Assets Applicable to Common Shares – 100%			$1,130,630,794

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.3%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen Premium Income Municipal Fund 4, Inc.
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 3.8% (2.5% of Total Investments)
$11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	5/13 at 100.00	Aaa	$11,941,153
5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	5/16 at 100.00	AA+	5,434,800
1,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	1,014,890
1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,024,250
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	1,528,830
2,325	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,640,596
22,720	Total Alabama			23,584,519
	Alaska – 0.8% (0.5% of Total Investments)
1,665	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,727,970
3,065	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (4)	3,232,226
4,730	Total Alaska			4,960,196
	Arizona – 4.7% (3.2% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	1,365,663
10,350	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A1	11,736,072
5,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A1 (4)	5,158,250
1,665	Oro Valley, Arizona, Water Project Revenue Obligations, Refunding Senior Lien Series 2012, 4.000%, 7/01/20	No Opt. Call	AA	1,925,539
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	AA+	441,748
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	AA+	1,027,473
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,170,893
3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,476,820
26,375	Total Arizona			29,302,458
	California – 23.1% (15.5% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–	1,716,120
8,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	8,112,720
17,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	17,111,687
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	5,278,200
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	3,105,465

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,385	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$1,531,270
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	1,478,664
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,732,815
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A2	5,053,995
19,095	California State, General Obligation Bonds, Series 2005, 5.000%, 6/01/33 – CIFG Insured	6/15 at 100.00	A1	20,377,990
1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,155,950
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	1,127,428
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB+	1,082,582
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	1,025,640
1,685	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.471%, 5/15/14 (IF)	No Opt. Call	AA–	2,372,261
4,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)	No Opt. Call	Aaa	4,757,486
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,220,100
2,000	Glendale Redevelopment Agency, California, Central Glendale Redevelopment Project, Tax Allocation Bonds, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,109,140
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,037,950
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.750%, 6/01/47	6/17 at 100.00	BB–	2,687,790
610	5.125%, 6/01/47	6/17 at 100.00	BB–	494,344
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	1,767,866
360	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	391,939
540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	583,573
2,000	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	AA–	2,230,460
1,000	Mendocino-Lake Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2011, 0.000%, 8/01/31 – AGM Insured	8/26 at 100.00	AA–	966,630
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	3,933,144
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,432,780
1,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	1,373,400
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,911,825
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,271,740
11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2006A, 4.250%, 7/01/31 – AGM Insured (UB)	7/16 at 100.00	AA+	11,811,033

Nuveen Investments	53

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	$779,579
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,430	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	1,607,071
31,300	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	10,007,862
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.445%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	5,462,560
440	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	492,342
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA–	2,360,227
3,900	5.625%, 5/01/41 – AGM Insured	8/21 at 100.00	AA–	4,572,711
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	3,402,510
161,850	Total California			144,928,849
	Colorado – 5.5% (3.7% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,559,988
4,735	Broomfield, Colorado, Water Activity Enterprise, Water Revenue Bonds, Series 2012, 5.000%, 12/01/20	No Opt. Call	A1	5,812,875
1,200	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2	1,363,752
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	1,101,030
535	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	551,505
2,350	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 4.000%, 11/15/43	11/22 at 100.00	A+	2,376,156
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A:
2,940	5.000%, 12/01/20 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,087,529
10,185	5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	10,696,083
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	829,805
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	1,082,230
1,765	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	2,077,123
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,245	6.000%, 1/15/34	7/20 at 100.00	Baa3	1,451,259
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,746,427
31,325	Total Colorado			34,735,762
	Florida – 7.6% (5.2% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,377,738
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	311,353
5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3 (4)	5,159,950
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,387,390

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB+	$1,286,813
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A+	5,183,000
1,750	Jacksonville, Florida, Transportation Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/24	10/22 at 100.00	AA–	2,119,285
5,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	5,019,900
2,010	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A	2,066,139
1,050	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	1,186,920
1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,001,570
1,925	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,948,601
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	5,887,254
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	12,155,990
44,790	Total Florida			48,091,903
	Georgia – 3.7% (2.5% of Total Investments)
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1	5,440,336
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	1,717,275
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,794,675
5,355	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (4)	6,606,678
6,000	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA–	6,477,000
19,755	Total Georgia			23,035,964
	Guam – 0.7% (0.5% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	7/20 at 100.00	Ba2	4,262,000
	Hawaii – 0.8% (0.5% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A–	1,101,260
2,050	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series 1993B, 5.000%, 10/01/13	No Opt. Call	Aa1	2,139,483
1,580	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)	No Opt. Call	Aaa	1,649,346
4,630	Total Hawaii			4,890,089
	Idaho – 0.2% (0.2% of Total Investments)
800	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	885,400
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mittigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	651,823
1,395	Total Idaho			1,537,223

Nuveen Investments	55

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 17.7% (11.9% of Total Investments)
$1,180	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	$1,271,426
3,090	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	A2	3,248,146
5,550	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	5,557,104
415	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A2	443,573
1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured	6/22 at 100.00	AA	1,416,763
	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997:
1,455	8.500%, 12/01/13 – FGIC Insured	No Opt. Call	N/R	1,568,970
1,685	8.500%, 12/01/15 – FGIC Insured	No Opt. Call	N/R	2,034,233
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	588,735
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	500,800
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,110,770
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A	6,109,123
3,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	BBB+	3,256,680
1,500	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,627,920
2,515	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,735,264
3,200	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,722,592
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	649,685
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	2,056,342
5,565	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	6,102,746
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,387,260
2,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	2,398,860
500	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	561,810
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,456,270
1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	1,052,700
4,000	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	4,047,440
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
3,000	5.500%, 1/01/22	1/13 at 100.00	BBB+	3,021,720
1,000	5.625%, 1/01/28	1/13 at 100.00	BBB+	1,006,890
2,655	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 7.000%, 4/01/14	No Opt. Call	Aa2	2,791,892
220	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A	247,399
2,250	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/26	1/22 at 100.00	A	2,318,760

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	AAA	$12,357,372
1,245	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 – AGM Insured	2/20 at 100.00	Aa3	1,507,994
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
825	6.000%, 2/01/24 – AGM Insured	2/20 at 100.00	Aa3	968,583
1,030	6.000%, 2/01/25 – AGM Insured	2/20 at 100.00	Aa3	1,198,724
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	2,774,675
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	8,890,670
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AAA	9,174,703
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
445	5.000%, 10/01/25	10/22 at 100.00	Baa1	501,382
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	447,228
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
780	5.250%, 6/01/21	No Opt. Call	A	920,650
2,000	6.250%, 6/01/24	6/16 at 100.00	A–	2,242,920
2,435	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,922,244
128,410	Total Illinois			111,199,018
	Indiana – 3.4% (2.3% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,328,886
2,705	0.000%, 2/01/25	No Opt. Call	AA+	1,758,196
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa2	3,176,880
680	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	BBB+	742,825
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	1,153,457
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,621,605
1,460	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	1,588,144
	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A:
4,000	5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,111,760
6,000	5.000%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	6,167,640
22,345	Total Indiana			21,649,393
	Iowa – 0.8% (0.5% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	1,071,430
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB–	1,780,351
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	2,180,820
4,630	Total Iowa			5,032,601

Nuveen Investments	57

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 2.0% (1.4% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
$2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	$2,393,160
1,400	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,664,222
2,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	2,186,620
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31	12/20 at 100.00	Baa1	1,602,077
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	671,088
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A3	1,805,720
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,999,044
12,215	Total Kansas			12,321,931
	Kentucky – 1.1% (0.8% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,181,640
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	6,012,200
6,000	Total Kentucky			7,193,840
	Louisiana – 4.8% (3.2% of Total Investments)
165	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	175,126
1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/36 at 101.00	Aa1	1,840,755
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	5,346,215
3,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	4,020,172
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,480	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,618,232
15,820	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	16,836,277
170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Residuals 660, 15.685%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	213,666
28,335	Total Louisiana			30,050,443
	Maine – 0.6% (0.4% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	2,431,240
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,377,275
3,250	Total Maine			3,808,515
	Maryland – 0.2% (0.1% of Total Investments)
775	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/13 at 100.00	Aa2	777,286
50	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	53,261
345	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	345,859
1,170	Total Maryland			1,176,406

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.5% (1.0% of Total Investments)
$2,805	Massachusetts Development Finance Agency, Revenue Bonds, Curry College, Series 2005A, 5.000%, 3/01/35 – ACA Insured	3/15 at 100.00	BBB	$2,851,114
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/13 at 102.00	N/R	1,015,960
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,122,794
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,648,299
9,170	Total Massachusetts			9,638,167
	Michigan – 4.6% (3.1% of Total Investments)
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	385,374
625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	694,763
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	6,173,760
5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	5,505,462
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	2,133,900
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA–	1,695,030
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	5,170,450
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,715,139
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,115,000
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
365	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	428,974
1,635	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,822,093
27,100	Total Michigan			28,839,945
	Minnesota – 1.3% (0.9% of Total Investments)
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,041,730
3,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2012, 4.000%, 11/15/41	5/22 at 100.00	AA	3,169,350
2,875	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	2,928,360
870	Wayzata, Minnesota, Senior Housing Enhanced Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012b, 4.875%, 5/01/19	5/14 at 100.00	N/R	880,370
7,745	Total Minnesota			8,019,810
	Mississippi – 1.9% (1.3% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	1,003,000
2,975	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,173,046
5,215	Mississippi, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA+	6,587,849
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,153,570
10,190	Total Mississippi			11,917,465

Nuveen Investments	59

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.2% (0.8% of Total Investments)
$1,450	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	BBB+	$1,485,395
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	1,017,250
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,115,480
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
1,080	5.000%, 1/01/22	1/21 at 100.00	A2	1,263,946
1,110	5.000%, 1/01/23	1/21 at 100.00	A2	1,285,813
1,250	5.000%, 1/01/25	1/21 at 100.00	A2	1,427,413
6,890	Total Missouri			7,595,297
	Nevada – 2.2% (1.5% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,608,320
7,000	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (4)	7,223,020
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,946,245
53	Nevada State Las Vegas Monorail Company,2012 A, 5.500%, 07/15/19 (6)	No Opt Call	N/R	37,975
16	Nevada State Las Vegas Monorail Company, 2012 B, 3.000%, 06/30/55 (6)	No Opt Call	N/R	6,556
12,769	Total Nevada			13,822,116
	New Jersey – 2.2% (1.5% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	943,725
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,356,370
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
300	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	357,474
880	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,027,928
1,805	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,961,855
4,005	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	4,158,151
2,710	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	2,350,085
13,535	Total New Jersey			14,155,588
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB	1,662,105
	New York – 3.8% (2.5% of Total Investments)
855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	BBB–	856,642
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,281,952
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,576,273
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,223,846
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,131,810
1,250	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,479,850

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,870	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	$2,062,105
170	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C, 5.500%, 6/01/18	11/12 at 100.00	AA–	170,733
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	930,190
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	6,876,313
21,270	Total New York			23,589,714
	North Carolina – 2.1% (1.5% of Total Investments)
750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	829,598
2,460	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,605,361
10,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A	10,082,500
13,210	Total North Carolina			13,517,459
	North Dakota – 0.6% (0.4% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,688,554
1,125	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	1,227,398
3,315	Total North Dakota			3,915,952
	Ohio – 3.4% (2.3% of Total Investments)
5,370	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B	4,691,769
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	2,219,840
3,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	3,439,290
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	3,411,184
700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	763,112
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	5,604,041
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	961,248
19,525	Total Ohio			21,090,484
	Oklahoma – 1.0% (0.7% of Total Investments)
5,615	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,065,547
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.391%, 6/15/30 (IF)	12/16 at 100.00	AA+	100,838
5,703	Total Oklahoma			6,166,385
	Oregon – 0.2% (0.1% of Total Investments)
1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/28	6/22 at 100.00	A1	1,167,420

Nuveen Investments	61

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 3.2% (2.2% of Total Investments)
$1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	$1,016,810
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,124,930
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	679,794
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	Aa2	5,744,955
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,748,439
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36	8/20 at 100.00	A2	6,436,643
1,425	6.500%, 8/01/41	8/20 at 100.00	A2	1,744,870
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	BBB+	1,889,906
18,225	Total Pennsylvania			20,386,347
	Puerto Rico – 2.9% (2.0% of Total Investments)
4,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	5,392,539
12,390	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1997, 6.500%, 7/01/13 – NPFG Insured	No Opt. Call	Baa1	12,818,319
17,200	Total Puerto Rico			18,210,858
	Rhode Island – 2.4% (1.6% of Total Investments)
15,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	11/12 at 100.00	BBB–	15,299,847
	South Carolina – 2.5% (1.7% of Total Investments)
4,120	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/23 – NPFG Insured	8/14 at 100.00	BBB	4,398,553
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A–	6,477,800
5,085	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 – NPFG Insured	No Opt. Call	A–	5,125,629
14,205	Total South Carolina			16,001,982
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,831,358
	Tennessee – 0.5% (0.4% of Total Investments)
5,075	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	1,247,841
1,220	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/36	5/22 at 100.00	A+	1,350,699
680	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	711,987
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
860	5.500%, 11/01/37 (7)	11/17 at 100.00	N/R	17,277
1,000	5.500%, 11/01/46 (7)	11/17 at 100.00	N/R	20,090
8,835	Total Tennessee			3,347,894

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 17.6% (11.8% of Total Investments)
$3,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (7)	12/12 at 100.00	N/R	$1,942,680
5,440	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,703,731
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,169,230
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,912,728
2,275	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2004B, 5.000%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/14 at 100.00	AA–	2,358,561
6,000	Garland Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Legacy Pointe Apartments, Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)	12/12 at 100.50	N/R	6,035,880
7,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	7,265,860
28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	13,491,575
7,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	11,200,425
3,790	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A+	4,247,718
33,505	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/39	8/14 at 25.08	AAA	8,133,004
2,000	Lubbock, Texas, General Obligation Bonds, Series 2012, 5.000%, 2/15/27	2/22 at 100.00	AA+	2,420,220
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA–	1,275,989
2,500	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	2,759,275
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	1,517,079
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,264,769
3,410	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/12)	12/12 at 100.00	Aaa	3,442,702
250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.381%, 2/15/30 (IF) (5)	2/17 at 100.00	AA–	328,710
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,275,642
5,200	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	5,609,292
1,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	1,907,572
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,969,547
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,497,520
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	618,650
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,028,200
3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.729%, 4/01/28 (IF)	4/17 at 100.00	Aaa	5,739,689
1,320	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	968,603

Nuveen Investments	63

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$8,500	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	5/13 at 100.00	Aaa	$9,227,175
140,665	Total Texas			110,312,026
	Utah – 1.7% (1.1% of Total Investments)
4,195	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/12 at 100.00	N/R	4,200,957
2,520	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)	1/13 at 100.00	Aa3 (4)	2,653,106
380	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)	1/13 at 100.00	AA	402,530
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C:
540	5.500%, 1/01/18 (Alternative Minimum Tax)	1/13 at 100.00	AA–	541,096
305	5.650%, 1/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	305,576
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	879,620
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,668,111
10,305	Total Utah			10,650,996
	Virgin Islands – 0.5% (0.3% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	276,208
2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,937,461
2,730	Total Virgin Islands			3,213,669
	Virginia – 2.6% (1.7% of Total Investments)
	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002:
1,005	5.000%, 1/15/35 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3 (4)	1,015,000
7,185	5.000%, 1/15/35 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3 (4)	7,255,916
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	771,100
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,850,867
4,640	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,353,493
15,595	Total Virginia			16,246,376
	Washington – 3.4% (2.3% of Total Investments)
220	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/34 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa3 (4)	242,187
5,780	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/34 – FGIC Insured	1/15 at 100.00	AA	6,093,507
1,770	Snohomish County School District 6, Mukilteo, Washington, Unlimited Tax General Obligation and Refunding Bonds, Series 1993, 5.700%, 12/01/12 – FGIC Insured	No Opt. Call	Aa2	1,778,000
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	2,429,480
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,266,300
1,130	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	1,147,391
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,054,840
1,460	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,583,823

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,745	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	$3,904,163
20,290	Total Washington			21,499,691
	West Virginia – 0.3% (0.2% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,166,626
	Wisconsin – 2.7% (1.8% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	926,565
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,464,792
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	2,185,320
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
5,000	5.250%, 8/15/21	8/16 at 100.00	A–	5,424,853
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,059,900
5,000	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB) (5)	5/16 at 100.00	AA	5,654,400
15,215	Total Wisconsin			16,715,830
$962,812	Total Investments (cost $846,718,896) – 148.4%			932,742,517
	Floating Rate Obligations – (9.5)%			(59,703,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.7)% (8)			(262,200,000)
	Other Assets Less Liabilities – 2.8%			17,527,813
	Net Assets Applicable to Common Shares – 100%			$628,367,330

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Assets & Liabilities
October 31, 2012

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Assets
Investments, at value (cost $1,335,900,216, $1,522,638,626 and $846,718,896, respectively)	$1,450,933,483		$1,670,384,801		$932,742,517
Cash	3,855,564		7,199,181		—
Receivables:
Interest	20,532,180		22,525,240		14,345,819
Investments sold	5,825,000		7,635,000		5,323,890
Deferred offering costs	1,153,416		2,269,578		2,052,558
Other assets	166,152		1,472,290		362,297
Total assets	1,482,465,795		1,711,486,090		954,827,081
Liabilities
Cash overdraft	—		—		951,057
Floating rate obligations	82,999,000		85,159,000		59,703,000
Payables:
Common share dividends	4,282,743		4,853,080		2,847,983
Interest	489,697		—		—
Investments purchased	3,339,272		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	402,400,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		489,500,000		262,200,000
Accrued expenses:
Management fees	748,350		841,022		472,923
Directors fees	168,871		203,297		104,809
Other	374,228		298,897		179,979
Total liabilities	494,802,161		580,855,296		326,459,751
Net assets applicable to Common shares	$987,663,634		$1,130,630,794		$628,367,330
Common shares outstanding	64,015,023		70,692,851		43,314,137
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.43		$15.99		$14.51
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$640,150		$706,929		$433,141
Paid-in surplus	902,714,779		999,473,987		550,121,423
Undistributed (Over-distribution of) net investment income	10,309,383		11,436,832		7,321,352
Accumulated net realized gain (loss)	(41,033,945)		(28,733,129)		(15,532,207)
Net unrealized appreciation (depreciation)	115,033,267		147,746,175		86,023,621
Net assets applicable to Common shares	$987,663,634		$1,130,630,794		$628,367,330
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.
66	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2012

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Investment Income	$70,224,411	$80,487,046	$46,396,109
Expenses
Management fees	8,719,126	9,809,768	5,483,876
Dividend disbursing agent fees	62,603	22,158	—
Shareholder servicing agent fees and expenses	110,897	51,197	45,851
Interest expense and amortization of offering costs	6,756,280	2,037,060	1,045,077
Liquidity fees	—	5,068,650	3,223,896
Remarketing fees	—	497,658	262,319
Custodian’s fees and expenses	200,983	235,995	133,099
Directors fees and expenses	37,447	43,725	23,961
Professional fees	94,794	121,395	88,879
Shareholder reporting expenses	159,226	194,208	117,236
Stock exchange listing fees	20,454	22,445	13,768
Investor relations expense	121,584	129,691	76,375
Other expenses	74,631	352,287	76,267
Total expenses before custodian fee credit and legal fee refund	16,358,025	18,586,237	10,590,604
Custodian fee credit	(12,776)	(14,893)	(3,253)
Legal fee refund	(133,800)	(10,529)	(23,778)
Net expenses	16,211,449	18,560,815	10,563,573
Net investment income (loss)	54,012,962	61,926,231	35,832,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(7,996,822)	3,250,555	111,074
Change in net unrealized appreciation (depreciation) of investments	98,394,165	92,465,232	63,318,471
Net realized and unrealized gain (loss)	90,397,343	95,715,787	63,429,545
Net increase (decrease) in net assets applicable to Common shares from operations	$144,410,305	$157,642,018	$99,262,081

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Changes in Net Assets

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$54,012,962	$57,234,424	$61,926,231	$67,419,666	$35,832,536	$36,154,285
Net realized gain (loss) from investments	(7,996,822)	(174,650)	3,250,555	2,383,283	111,074	1,087,506
Change in net unrealized appreciation (depreciation) of investments	98,394,165	(21,805,880)	92,465,232	(23,079,569)	63,318,471	(11,019,587)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(636,204)	—	(1,137,377)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	144,410,305	34,617,690	157,642,018	45,586,003	99,262,081	26,222,204
Distributions to Common Shareholders
From net investment income	(58,724,314)	(58,668,998)	(66,734,054)	(64,754,653)	(36,885,240)	(36,875,407)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(58,724,314)	(58,668,998)	(66,734,054)	(64,754,653)	(36,885,240)	(36,875,407)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	1,517,037	383,154	—	—	461,383	233,533
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	1,517,037	383,154	—	—	461,383	233,533
Net increase (decrease) in net assets applicable to Common shares	87,203,028	(23,668,154)	90,907,964	(19,168,650)	62,838,224	(10,419,670)
Net assets applicable to Common shares at the beginning of period	900,460,606	924,128,760	1,039,722,830	1,058,891,480	565,529,106	575,948,776
Net assets applicable to Common shares at the end of period	$987,663,634	$900,460,606	$1,130,630,794	$1,039,722,830	$628,367,330	$565,529,106
Undistributed (Over-distribution of) net investment income at the end of period	$10,309,383	$14,441,047	$11,436,832	$16,551,624	$7,321,352	$8,346,415

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2012

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$144,410,305	$157,642,018	$99,262,081
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(112,791,559)	(240,129,871)	(82,299,243)
Proceeds from sales of and maturities of investments	135,328,242	265,908,810	86,820,481
Proceeds from (Purchases of) short-term investments, net	12,145,000	—	—
Amortization (Accretion) of premiums and discount, net	(3,660,160)	(4,094,395)	(2,248,870)
(Increase) Decrease in:
Receivable for interest	865,409	853,288	162,423
Receivable for investments sold	(3,195,000)	47,645	(1,412,149)
Other assets	183,218	(842,873)	24,819
Increase (Decrease) in:
Payable for investments purchased	1,080,488	(3,388,176)	(1,145,992)
Payable for interest	13,542	—	—
Accrued management fees	28,478	29,019	22,737
Accrued Directors fees	(5,205)	(6,704)	(3,030)
Accrued other expenses	14,277	(469,872)	34,758
Net realized (gain) loss from investments	7,996,822	(3,250,555)	(111,074)
Change in net unrealized (appreciation) depreciation of investments	(98,394,165)	(92,465,232)	(63,318,471)
Taxes paid on undistributed capital gains	(2,167)	(1,159)	(3,300)
Net cash provided by (used in) operating activities	84,017,525	79,831,943	35,785,170
Cash Flows from Financing Activities
(Increase) Decrease in deferred offering costs	168,654	(381,125)	(235,665)
Increase (Decrease) in:
Cash overdraft	—	—	951,057
Floating rate obligations	(28,980,000)	(17,275,000)	—
Payable for offering costs	(169,055)	(98,005)	(242,356)
Cash distributions paid to Common shareholders	(57,149,332)	(66,952,748)	(36,419,686)
Net cash provided by (used in) financing activities	(86,129,733)	(84,706,878)	(35,946,650)
Net Increase (Decrease) in Cash	(2,112,208)	(4,874,935)	(161,480)
Cash at the beginning of period	5,967,772	12,074,116	161,480
Cash at the End of Period	$3,855,564	$7,199,181	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $1,517,037 and $461,383 for Premium Income (NPI) and Premium Income 4 (NPT), respectively.

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Cash paid for interest (excluding amortization of offering costs)	$6,148,468		$1,971,460		$978,918

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Premium Income (NPI)
Year Ended 10/31:
2012	$14.09	$.84	$1.42	$—	$—		$2.26	$(.92)	$—	$(.92)	$—		$15.43	$15.56
2011	14.47	.90	(.35)	(.01)	—		.54	(.92)	—	(.92)	—		14.09	13.56
2010	13.72	.99	.67	(.03)	—		1.63	(.88)	—	(.88)	—		14.47	14.34
2009	11.86	.99	1.70	(.05)	—		2.64	(.78)	—	(.78)	—		13.72	12.77
2008	14.76	.97	(2.88)	(.28)	—		(2.19)	(.71)	—	(.71)	—		11.86	10.93

Premium Income 2 (NPM)
Year Ended 10/31:
2012	14.71	.88	1.34	—	—		2.22	(.94)	—	(.94)	—		15.99	15.56
2011	14.98	.95	(.28)	(.02)	—		.65	(.92)	—	(.92)	—		14.71	14.27
2010	14.17	1.01	.71	(.03)	—		1.69	(.88)	—	(.88)	—	*	14.98	14.54
2009	11.71	.95	2.34	(.05)	—		3.24	(.78)	—	(.78)	—	*	14.17	13.02
2008	14.85	.97	(3.10)	(.29)	(.01)		(2.43)	(.69)	(.02)	(.71)	—	*	11.71	10.28

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

22.06%	16.41%	$987,664	1.71%		5.65%	8%
1.37	4.18	900,461	1.66		6.60	9
19.68	12.26	924,129	1.21		7.05	6
24.61	22.89	875,341	1.31		7.79	4
(13.10)	(15.39)	756,782	1.49		6.95	11

15.97	15.48	1,130,611	1.70		5.65	15
4.95	4.74	1,039,723	1.48		6.74	8
18.89	12.25	1,058,891	1.16		6.89	7
35.00	28.38	1,003,366	1.36		7.71	9
(17.95)	(16.96)	477,603	1.56		6.93	8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 - General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premium Income (NPI)
Year Ended 10/31:
2012	.71%
2011	.58
2010	.09
2009	.14
2008	.31

Premium Income 2 (NPM)
Year Ended 10/31:
2012	.69%
2011	.42
2010	.07
2009	.16
2008	.34

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premium Income 4 (NPT)
Year Ended 10/31:
2012	$13.07	$.83	$1.46	$—	$—		$2.29	$(.85)	$—	$(.85)	$—	$14.51	$14.48
2011	13.31	.82	(.21)	—	—		.61	(.85)	—	(.85)	—	13.07	12.76
2010	12.58	.87	.70	(.01)	—		1.56	(.83)	—	(.83)	—	13.31	13.34
2009	10.59	.91	1.83	(.05)	—		2.69	(.70)	—	(.70)	—	12.58	11.69
2008	13.22	.91	(2.67)	(.28)	—		(2.04)	(.59)	—	(.59)	—	10.59	9.24

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

20.63%	17.96%		$628,367	1.75%		5.93%	9%
2.63	5.13		565,529	1.99		6.71	11
21.76	12.77	*	575,949	1.67		6.76	16
35.01	26.11		543,812	1.33		7.89	6
(17.19)	(15.97)		457,866	1.62		7.19	10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premium Income 4 (NPT)
Year Ended 10/31:
2012	.75%
2011	.94
2010	.59
2009	.10
2008	.37

*
During the fiscal year ended October 31, 2010, Premium Income 4 (NPT) received payments from the Adviser of $240 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return Based on Common Share Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
Premium Income (NPI)
Year Ended 10/31:
2012	$—	$—	$402,400	$345,443	$—	$—
2011	—	—	402,400	323,773	—	—
2010	400,650	82,664	—	—	—	—
2009	400,650	79,620	—	—	—	—
2008	415,450	70,540	—	—	—	—

Premium Income 2 (NPM)
Year Ended 10/31:
2012	—	—	—	—	489,500	330,977
2011	—	—	—	—	489,500	312,405
2010	487,525	79,299	—	—	—	—
2009	487,525	76,452	—	—	—	—
2008	283,550	67,109	—	—	—	—

See accompanying notes to financial statements.

74	Nuveen Investments

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Premium Income 4 (NPT)
Year Ended 10/31:
2012	$—	$—	$262,200	$339,652
2011	—	—	262,200	315,686
2010	—	—	262,200	319,660
2009	259,050	77,481	—	—
2008	302,200	62,878	—	—

See accompanying notes to financial statements.

Nuveen Investments	75

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (each a “Fund” and collectively the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2012, Premium Income (NPI) had outstanding when issued/delayed delivery purchase commitments of $3,339,272. There were no such outstanding purchase commitments in Premium Income 2 (NPM) and Premium Income 4 (NPT).

76	Nuveen Investments

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2011, the Funds redeemed all of their outstanding ARPS, at liquidation value.

Variable Rate MuniFund Term Preferred Shares
Premium Income (NPI) has issued and outstanding 4,024 Series 2014 Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. Premium Income (NPI) issued its VMTP Shares in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem the remainder of the Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on March 1, 2014, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares were subject to redemption at the option of the Fund until March 1, 2012, subject to payment of a premium until February 29, 2012, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VMTP Shares for the Fund during the fiscal year ended October 31, 2012, were $402,400,000 and 1.41%, respectively.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
Premium Income 2 (NPM) and Premium Income 4 (NPT) have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Premium Income 2 (NPM) and Premium Income 4 (NPT) issued their VRDP Shares in privately negotiated offerings. Proceeds from each Fund’s offering were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. The VRDP

Nuveen Investments	77

Notes to
Financial Statements (continued)

Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Series	1		1
VRDP Shares Outstanding	4,895		2,622
Maturity	May 1, 2041		March 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2012, were as follows:

	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Average liquidation value of VRDP Shares outstanding	$489,500,000		$262,200,000
Annualized dividend rate	0.29%		0.27%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust

78	Nuveen Investments

as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Maximum exposure to Recourse Trusts	$8,645,000		$13,665,000		$12,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2012, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Average floating rate obligations outstanding	$95,803,358		$92,991,036		$59,703,000
Average annual interest rate and fees	0.52%		0.57%		0.47%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments	79

Notes to
Financial Statements (continued)

Offering Costs
Costs incurred by Premium Income (NPI) in connection with its offering of VMTP Shares were recorded as a deferred charge which are being amortized over the life of the shares. Costs incurred by Premium Income 2 (NPM) and Premium Income 4 (NPT) in connection with their offerings of VRDP Shares were recorded as deferred charges, and are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Premium Income (NPI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,445,250,059	$248,424	$1,445,498,483
Short-Term Investments:
Municipal Bonds	—	5,435,000	—	5,435,000
Total	$—	$1,450,685,059	$248,424	$1,450,933,483

Premium Income 2 (NPM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*: Municipal Bonds	$—	$1,670,365,287	$19,514	$1,670,384,801

Premium Income 4 (NPT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*: Municipal Bonds	$—	$932,697,986	$44,531	$932,742,517

*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily

80	Nuveen Investments

valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2012.

4. Fund Shares
Common Shares
The Funds did not repurchase any of their outstanding Common shares during the fiscal years ended October 31, 2012 or October 31, 2011.

Transactions in Common shares were as follows:

	Premium		Premium		Premium
	Income (NPI)		Income 2 (NPM)		Income 4 (NPT)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Common shares issued to shareholders due to reinvestment of distributions	103,129	27,784	—	—	32,382	18,014

Preferred Shares
Premium Income 4 (NPT) redeemed all of its outstanding ARPS during the fiscal year ended October 31, 2010.

Transactions in ARPS during the fiscal year ended October 31, 2011, were as follows:

	Premium Income (NPI)				Premium Income 2 (NPM)
	Year Ended		Year Ended		Year Ended		Year Ended
	10/31/12		10/31/11		10/31/12		10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	2,900	$72,500,000	N/A	N/A	1,600	$40,000,000
Series M2	N/A	N/A	1,526	38,150,000	N/A	N/A	1,379	34,475,000
Series T	N/A	N/A	2,900	72,500,000	N/A	N/A	2,401	60,025,000
Series T2	N/A	N/A	—	—	N/A	N/A	2,683	67,075,000
Series W	N/A	N/A	2,900	72,500,000	N/A	N/A	1,600	40,000,000
Series TH	N/A	N/A	2,901	72,525,000	N/A	N/A	2,401	60,025,000
Series TH2	N/A	N/A	—	—	N/A	N/A	1,379	34,475,000
Series F	N/A	N/A	2,899	72,475,000	N/A	N/A	1,601	40,025,000
Series F2	N/A	N/A	—	—	N/A	N/A	1,504	37,600,000
Series F3	N/A	N/A	—	—	N/A	N/A	1,915	47,875,000
Series F4	N/A	N/A	—	—	N/A	N/A	1,038	25,950,000
Total	N/A	N/A	16,026	$400,650,000	N/A	N/A	19,501	$487,525,000

N/A – As of October 31, 2011, the Fund redeemed all of its outstanding ARPS at liquidation value.

Nuveen Investments	81

Notes to
Financial Statements (continued)

Transactions in VMTP Shares were as follows:

	Premium Income (NPI)
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	—	$—	4,024	$402,400,000

Transactions in VRDP Shares were as follows:

	Premium Income 2 (NPM)
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	4,895	$489,500,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2012, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT)
Purchases	$112,791,559		$240,129,871		$82,299,243
Sales and maturities	135,328,242		265,908,810		86,820,481

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Cost of investments	$1,252,239,496		$1,436,505,522		$786,649,971
Gross unrealized:
Appreciation	$131,013,376		$161,058,056		$89,665,197
Depreciation	(15,405,202)		(12,301,573)		(3,237,912)
Net unrealized appreciation (depreciation) of investments	$115,608,174		$148,756,483		$86,427,285

Permanent differences, primarily due to federal taxes paid, non-deductible offering costs, taxable market discount and prior non-deductible reorganization expenses, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2012, the Funds’ tax year end, as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Paid-in-surplus	$(582,149)		$280,888		$(47,462)
Undistributed (Over-distribution of) net investment income	579,688		(306,969)		27,641
Accumulated net realized gain (loss)	2,461		26,081		19,821

82	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Undistributed net tax-exempt income *	$13,030,710		$15,165,950		$9,539,492
Undistributed net ordinary income **	34,938		65,316		19,852
Undistributed net long-term capital gains	—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Distributions from net tax-exempt income***	$64,364,185		$68,529,213		$37,581,657
Distributions from net ordinary income **	—		—		—
Distributions from net long-term capital gains	—		—		—

2011	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Distributions from net tax-exempt income	$62,787,473		$65,953,092		$37,916,463
Distributions from net ordinary income **	—		360,050		—
Distributions from net long-term capital gains	—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2012, as Exempt Interest Dividends.

At October 31, 2012, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Expiration:
October 31, 2013	$—		$—		$6,030,935
October 31, 2014	4,614,516		—		806,337
October 31, 2015	—		6,446,971		—
October 31, 2016	11,536,998		18,051,540		7,113,122
October 31, 2017	11,817,772		488,931		—
Total	$27,969,286		$24,987,442		$13,950,394

During the Funds’ tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Utilized capital loss carryforwards	$3,264,943		$130,895

Nuveen Investments	83

Notes to
Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Premium Income (NPI	)
Post-enactment losses:
Short-term	$—
Long-term	7,899,732

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

84	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2012, the complex-level fee rate for these Funds was .1691%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

9. Subsequent Events

VMTP Refinancing
In November 2012, Premium Income (NPI) exchanged all of its outstanding 4,024 Series 2014 VMTP Shares for 4,024 Series 2015 VMTP Shares. Concurrent with this exchange, the Fund issued an additional 46 Series 2015 VMTP Shares. The Fund is required to redeem all 4,070 Series 2015 VMTP Shares on December 1, 2015, unless earlier redeemed or repurchased by the Fund. In connection with these transactions, the Fund expensed the remainder of the deferred offering costs associated with the Series 2014 VMTP Shares and recorded new deferred offering costs, which will be amortized over the life of the Series 2015 Shares.

Nuveen Investments	85

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

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The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support,

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managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Premium Income Municipal Fund 4, Inc. had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. In addition, they observed that the Nuveen Premium Income Municipal Fund 2, Inc. lagged its peers somewhat in the shorter one- and three-year periods, but demonstrated more favorable performance in the longer five-year period. Finally, the Independent Board Members noted that the Nuveen Premium Income Municipal Fund, Inc. lagged its peers but outperformed its benchmark over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

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C.    Fees, Expenses and Profitability

1.Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds had net management fees slightly higher or higher than their respective peer averages, but net expense ratios in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and

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Approval Process (Unaudited) (continued)

other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent

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Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
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■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217

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	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
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Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
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■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217

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	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					217

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					217

Nuveen Investments	99

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)
Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

100	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	101

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

102	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse-floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	103

Glossary of Terms
Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

104	Nuveen Investments

Notes

Notes

Additional Fund Information

Board of Directors
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent
and Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NPI	—
NPM	—
NPT	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-E-1012D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2011	$18,200	$1,500	$0	$2,550

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 "Audit-Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include leverage offerings as well as comfort letters for seed and shelf offerings.
3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to preferred stock, commercial paper and registration statements.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2012	$ 0	$ 0	$ 0	$ 0
October 31, 2011	$ 2,550	$ 0	$ 0	$ 2,550

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Premium Income Municipal Fund 2, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	21	$13.648 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$310 million
*	Assets are as of October 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Premium Income Municipal Fund 2, Inc.	$0	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2013